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                                                                      Exhibit 24

                               POWER OF ATTORNEY
                               -----------------
                      FORM S-3 REGISTRATION STATEMENT FOR
                      -----------------------------------
                        REGISTRATION OF DEBT SECURITIES
                        -------------------------------

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints John M. Coleman and John J. Furey, and each of them (with full power of each of them to act alone), their true and lawful attorneys-in-fact and agents, with full power of substitution and revocation, for them and in their name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3, and any and all amendments thereto (including post-effective amendments) covering the issuance of debt securities of Campbell Soup Company, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     CAMPBELL SOUP COMPANY                        September 4, 1996
     ---------------------

                                   Signature
                                   ---------

 /s/ David W. Johnson                       /s/ Mary Alice Malone
- --------------------------------           --------------------------------
David W. Johnson                           Mary Alice Malone
Chairman, President and Chief              Director
Executive Officer and Director
                                            /s/ Charles H. Mott
 /s/ Alva A. App                           --------------------------------
- --------------------------------           Charles H. Mott
Alva A. App                                Director
Director

 /s/ Edmund M. Carpenter
- --------------------------------           ________________________________
Edmund M. Carpenter                        Ralph A. Pfeiffer, Jr.
Director                                   Director

 /s/ Bennett Dorrance                       /s/ George M. Sherman
- --------------------------------           --------------------------------
Bennett Dorrance                           George M. Sherman
Director                                   Director

 /s/ Thomas W. Field, Jr.                   /s/ Donald M. Stewart
- --------------------------------           --------------------------------
Thomas W. Field, Jr.                       Donald M. Stewart
Director                                   Director

 /s/ Kent B. Foster                         /s/ George Strawbridge, Jr.
- --------------------------------           --------------------------------
Kent B. Foster                             George Strawbridge, Jr.
Director                                   Director

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                                         /s/ Robert J. Vlasic
________________________________        --------------------------------
David K.P. Li                           Robert J. Vlasic
Director                                Director

 /s/ Phillip E. Lippincott               /s/ Charlotte C. Weber
- --------------------------------        --------------------------------
Philip E. Lippincott                    Charlotte C. Weber
Director                                Director